UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):     February 21, 2008

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 21, 2008, Michael J. Gross resigned as a Director of the Registrant. Effective as of the same date, Daniel Platt was designated as a member of the Registrant’s Board of Directors by written resolution executed by the holders of 100 percent of the outstanding shares of the Registrant’s Series C Convertible Preferred Stock (the “Series C Stock”), in accordance with Section (7) of the Certificate of Rights Designations and Preferences of the Series C Stock, a copy of which was attached as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 22, 2008.

Mr. Platt, age 35, has been employed by Prentice Capital Management, LP since May 2006. His responsibilities at Prentice Capital include sourcing acquisition targets, structuring debt and equity for full or partial acquisitions, and oversight of debt financings for Prentice Capital’s portfolio. Mr. Platt also sits on the Boards of Directors of certain of Prentice Capital’s portfolio companies. Prior to joining Prentice Capital, Mr. Platt was employed by Banc of America Securities Consumer & Retail Division as a Managing Director where his responsibilities included originating new business, structuring transactions, leading underwritings and portfolio management. Prior to joining Banc of America in 1999, Mr. Platt held various positions with May Department Stores.

Mr. Platt received his B.A. in Finance with a minor in Japanese from the University of Massachusetts in Amherst.

Item 7.01 Regulation FD Disclosure

On March 4, 2008, the Registrant issued a press release announcing that Michael J. Gross had resigned as a Director of the Registrant and that Daniel Platt had been appointed as a Director in his place. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
99.1	Press Release dated March 4, 2008 (1)

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(1)  Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	ASCENDIA BRANDS, INC.
	By:	/s/ Keith S. Daniels
Keith S. Daniels
Chief Financial Officer